UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                February 7, 2005

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                    0-13801                  95-2888568
       (State or other          (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                           18191 Von Karman, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

      The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On February 7, 2005 Quality Systems, Inc. (referred herein to as the "Company," "Registrant" or "QSI") held a conference call concerning its financial performance for the quarter and year ended December 31, 2004. A transcript of the conference call is attached to this Form 8-K as Exhibit 99.1. The conference call contains forward-looking statements regarding QSI and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Use of Non-GAAP Financial Measures

      The Company from time to time discloses its Days Sales Outstanding ("DSO") which is a Non-GAAP financial measure. During the quarter ended December 31, 2004, DSO was 115 days. The Company calculates DSO as follows: Net revenue for the quarter is annualized (multiplied by four) and then divided by 365 days to yield an average daily sales amount. The balance of accounts receivable net of any reserves for bad debts is then divided by that average daily sales amount resulting in a DSO figure. For the quarter ended December 31, 2004, the calculation was as follows:

Quarterly Revenue:                    $22,088,000

Annualized (X 4):                     $88,352,000

Divided by 365:                       $242,060 = Average daily revenue

Net Accounts Receivable:              $27,929,000

Divided by average daily revenue:     $242,060

Equals:                                115 days (rounded)

      The Company believes the use of DSO provides useful information to investors regarding the Company's ability to convert its receivables into cash. DSO thus provides more detailed information regarding the Company's financial results than the financial measures calculated and presented in accordance with GAAP.

      As used herein, "GAAP" refers to accounting principles generally accepted in the United States.


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

ITEM 9.01 Financial Statements and Exhibits.

      The following exhibit is furnished with this report on Form 8-K:

         Exhibit
         Number                           Description
         -------  --------------------------------------------------------------

         99.1 Transcript of conference call dated February 7, 2005 concerning financial performance for the period ended December 31, 2004.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2005                  QUALITY SYSTEMS, INC.


                                         By:/s/ Paul Holt
                                             -----------------------------------
                                             Paul Holt
                                             Chief Financial Officer

                                INDEX TO EXHIBITS

  Exhibit
   Number         Description
  -------         --------------------------------------------------------------
    99.1          Transcript of conference call held on February 7, 2005
                  concerning financial performance for the period ended December
                  31, 2004 .


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